hei annual meeting of shareholders

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February 20th, 2002

FORWARD LOOKING STATEMENTS

Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements and expectations are based on the Company's current assumptions involving a number of risks and uncertainties. There are important factors that can cause actual results to differ materially from the forward-looking statements, including, without limitation, adverse business or market conditions; the ability of the Company to secure and satisfy customers; the availability and cost of materials from HEI's suppliers; adverse competitive developments; change in or cancellation of customer requirements; and other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Attendees are cautioned not to place undue reliance on forward-looking statements; HEI undertakes no obligation to update these statements to reflect ensuing events or circumstances, or subsequent actual results.

Agenda

- HEI Overview
- Base- Hearing & Medical Business
- RFID & Smart Card Business
- Broadband Communications Business
- Summary



Mission Statement

- We apply proprietary technology and processes to high performance, microelectronic packaging solutions and products incorporating those electronics.
- We are a full service design to manufacturing partner with our customers and supply chain.
- We focus on a diverse set of growth markets that HEI will add value to, today and tomorrow.



HEI – Who We Are


Patented Intellectual Property, Differentiated Products
Value Added Supplier
Strategic Design to Manufacturing Partner, Market Focus
Improved Profits
Contract Manufacturer, Program Focus
Market Focus:
·Base Hearing & Medical
·RFID & SmartCard
·Broadband Communications (High Growth Potential).
1990 to 1997
1998 to 2001
2002


Hearing & Medical
26
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Base Business

- **Growing, profitable base business.**
- **Diversifying**
  - **New Customers**
  - **New Market Segments**


6,000,000.00
5,000,000.00
4,000,000.00
3,000,000.00
2,000,000.00
1,000,000.00
0.00
Q1 FY2002
Est Q2 FY2002
Hearing & Medical Revenue
Hearing & Medical Operating Inc.

Differentiate with Technology

(Flex Products)



Microphone for Hearing & PDA Products



Digital Hearing Aid Substrate



Medical implantable substrate

New Hearing & Medical Applications



Molecular Biology
Biomedical Diagnostics



Portable ultrasound assembly



Behind the Ear (BTE)
Hearing Aid Substrate

Vertical Integration



Faceplate



Microelectronic
Assembly



Flex Substrate

RFID & SmartCard




cotler energy services
BET6745899980



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Growth Opportunities



RF Labels



35mm RF Modules

RF Devices




Broadband Communication
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HEI Opportunity

Need for High-Frequency Electronics
Broadband Fiber-Optic & Wireless
Developed Cost Effective / Enabling
High-Speed Packaging Technology


HEI Target
(Technology)
Market Volume
Cell/PCS
OC-24
OC-48
3G
OC-192
VSAT
LMDS
OC-768
Collision
Avoidance
<1
2.5
10
40
80
Frequency (GHz)

HEI's Fiber Optic Products

10 Gb/S Transmitter / Receiver

Laser Diode — **Modulator** — **MUX**


HEI
HA8651
1501
HEI
HA8652
1501

Driver

DEMUX

Fiber-Optic Markets / Companies



Multi-Channel Transceiver


HEI
HFA102A
0150
HEI BROADBAND
IN
HAD – 13MDA
23/01
OUT
MADE IN USA

Optical Driver

Wireless / VSAT
Markets / Companies



Point-to-Point, &
Point-to-Multipoint



VSAT

General MMIC Packaging

- **UMS**
- **Triquint**
- **Agilent**
- **Mitsubishi**


HEI
HA8651
1501

Summary

- **Base Hearing & Medical business is growing and profitable.**
- **HEI and our Customers remain enthusiastic and optimistic about Broadband Communications.**
  - **Timing of the market ramp-up is uncertain.**
  - **HEI continues to work with leaders in the industry and qualify on programs.**
  - **HEI will ramp-up with the market.**
- **Investments have been made in base and new markets.**
  - **$5 million dollars of capital has been put into service over the past 18 months.**
  - **Only incremental investments required through FY 2002.**

Summary

- **HEI's Balance Sheet remains strong.**
  - **HEI has maintained its cash position in FY2002.**
  - **HEI has borrowed $1.5M, purchased $1.9M Capital.**
- **Q2 revenue will be above Q1.**
- **Q2 is showing an income improvement over Q1.**
- **Broadband sales are quoted and negotiated at margins which are double HEI's historical margins.**
- **401K Program.**
- **No "Off Balance Sheet" Transactions.**




Nasdaq: HEII
www.heii.com
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